UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A
Amendment 1

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Infinity Distribution Inc.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	47-3900562 (I.R.S. Employer Identification No.)

1980 Festival Plaza Drive Suite 530 (Address of principal executive offices)	89135 (Zip Code)

Securities to be registered pursuant to Section 12(g) of the Act:
Common

Name of each exchange on which each class is to be registered:
N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file numbers to which this form relates:  File No. 333-206478

Securities to be registered pursuant to Section 12(g) of the Act:

Common shares
Title of class

Item 1.        Description of Registrant’s Securities to be Registered.

We hereby incorporate by reference the Description of Securities provided on page 29 of the Registration statement filed on Form S-1on August 8, 2015.

Item 2.    Exhibits.
Exhibit No.	Description of Exhibit

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Infinity Distribution Inc.

		By:	/s/ Raul Mansueto
Name: Raul Mansueto
Date:	November 5, 2015		Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit